ADVISORSHARES TRUST

AdvisorShares Pacific Asset Enhanced Floating Rate ETF

NYSE Arca Ticker: FLRT

Supplement dated November 12, 2019

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2019

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information for the AdvisorShares Pacific Asset Enhanced Floating Rate ETF (the “Fund”) and should be read in conjunction with those documents.

The Board of Trustees of AdvisorShares Trust approved the proposed reorganization of the Fund into a newly created series of Pacific Global ETF Trust (the “Acquiring Fund”).  The proposed reorganization is subject to certain conditions including approval by shareholders of the Fund.

The Acquiring Fund will have the same investment objective and fundamental policies, and substantially similar principal investment strategies, as the Fund. Pacific Global Advisors LLC (“PGA”) will replace AdvisorShares Investments, LLC as investment adviser. Pacific Asset Management will continue as sub-adviser and provide day-to-day portfolio management. The Acquiring Fund will pay PGA a unitary fee at an annual rate of 0.68% of average daily net assets, out of which PGA will pay substantially all operating expenses of the Acquiring Fund excluding interest expenses, taxes, acquired fund fees and expenses, brokerage fees, extraordinary expenses, fees payable pursuant to a Rule 12b-1 plan, if any, and costs of shareholder meetings, litigation, and indemnification.

The proposed reorganization would occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the reorganization. The proposed reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record of the Fund will receive proxy materials soliciting their vote with respect to the proposed reorganization.  If approved by shareholders, the reorganization is expected to occur during the fourth quarter of 2019.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.